GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Institutional, Investor, Separate Account Intuitional, Class P and Class R6 Shares of the

Goldman Sachs U.S. Mortgages Fund

(the “Fund”)

Supplement dated May 22, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

Effective immediately, Peter D. Dion no longer serves as a portfolio manager for the Fund. Christopher J. Creed, Christopher J. Hogan and Matthew T. Kaiser will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Dion in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SSFIPM6CHGSTK 05-20